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                                                                     EXHIBIT 4.1

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
  NUMBER                                            CLASSIC COMMUNICATIONS, INC.                        SHARES
    CA


INCORPORATED UNDER THE LAWS                                                                      SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                                                                           CUSIP 182728 20 4


This Certifies that






is the registered owner of


                          FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01, OF

                                                    CLASSIC COMMUNICATIONS, INC.


(herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the terms, conditions and limitations of the Certificate of Incorporation and Bylaws of the
Corporation, including all amendments heretofore or hereafter made to such Certificate of Incorporation or Bylaws, to all of which reference is made hereby and to all of which the holder asserts by acceptance hereof.

                                                       (CERTIFICATE OF STOCK)

     This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

     Dated:

               /s/ ALBERTO CRIBIORE                                                            /s/ BRYAN D. NOTEBOOM

               CHAIRMAN OF THE BOARD                           [SEAL]                             SECRETARY

COUNTERSIGNED AND REGISTERED:
          CHASE MELLON SHAREHOLDER SERVICES
                              TRANSFER AGENT AND REGISTRAR


BY
                                      AUTHORIZED SIGNATURE

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     The Corporation will furnish without charge to each stockholder who so requests a full statement of the designations, preferences, limitations and relative rights of each class of stock or series thereof of the Corporation and the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of any series of preferred stock. Such requests may be made to the Corporation or to the transfer agent.


                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  -- as tenants in common             UNIF GIFT MIN ACT --               Custodian
                                                                  ---------------------------------------
                                                                   (Cust)                         (Minor)
TEN ENT  -- as tenants by the entities                            under Uniform Gifts to Minors

JT TEN   -- as joint tenants with rights of                       Act
            survivorship and not as tenants                          ------------------------------------
            in common                                                             (State)
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    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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_________________________________________________________________________ Shares
of the Class A Common Stock represented by the within, Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                                 Signature(s):
     -------------------------------

                                      ------------------------------------------

                                      ------------------------------------------
                                      NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

BY

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.